UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 31, 2017

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street Cambridge, Massachusetts		02142
(Address of principal executive offices)		(Zip code)

(617) 621-7722
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 31, 2017, at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Ironwood Pharmaceuticals, Inc. (the “Company”), the stockholders of the Company voted on the following proposals:

•                 Election of three Class I directors of the Company, each to serve a three-year term;

•                 Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting;

•                 Recommendation, by non-binding advisory vote, of the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers; and

•                 Ratification of the audit committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017.

The final voting results for the Annual Meeting are as follows:

1.                                    The stockholders elected Andrew Dreyfus, Peter M. Hecht and Julie H. McHugh as Class I directors, each to serve on the board of directors of the Company for a three-year term until the annual meeting of stockholders to be held in 2020 or until his or her successor is duly elected and qualified or until his or her death, resignation or removal, based on the following votes:

Director Nominee	For	Withheld	Broker Non-Votes

Andrew Dreyfus	122,444,424	2,819,811	5,249,586

Peter M. Hecht	124,700,052	564,183	5,249,586

Julie H. McHugh	124,720,550	543,685	5,249,586

2.                                    The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, based on the following votes:

For	Against	Abstain	Broker Non-Votes

123,285,085	1,699,177	279,973	5,249,586

3.                                    The stockholders recommended, on a non-binding advisory basis, that future non-binding advisory votes to approve the compensation of the Company’s named executive officers, be held once every year, based on the following votes:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes

6,742,661	293,230	117,949,058	279,286	5,249,586

4.                                    The stockholders ratified the audit committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017, based on the following votes:

For	Against	Abstain	Broker Non-Votes

130,011,562	142,767	359,492	0

Consistent with the stockholder voting results and the recommendation of the board of directors of the Company in the proxy statement for the Annual Meeting, the board of directors of the Company has determined to hold a non-binding advisory vote on the compensation of the Company’s named executive officers every year until the next required stockholder vote on the frequency of such non-binding advisory vote, or until the board of directors of the Company determines that a different frequency of such non-binding advisory vote is in the best interests of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: June 2, 2017	By:	/s/ Halley E. Gilbert
		Name:	Halley E. Gilbert
		Title:	Senior Vice President, Chief Legal Officer and Secretary